APRIL 5, 2024
SUPPLEMENT TO THE FOLLOWING:
HARTFORD SCHRODERS INTERNATIONAL CONTRARIAN VALUE FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders International Contrarian Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus:
(1) Under the headings “Principal Investment Strategy” in the above referenced Summary Prospectus and “Hartford Schroders International Contrarian Value Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the following information is added after the third paragraph:
The Fund may also enter into exchange-traded or over-the-counter derivative transactions, including but not limited to, forward currency contracts. The Fund may enter into forward currency contracts for risk management or hedging purposes.
(2) Under the headings “Principal Risks” in the above referenced Summary Prospectus and “Hartford Schroders International Contrarian Value Fund Summary Section –  Principal Risks” in the above referenced Statutory Prospectus, the following risks are added after “Value Investing Style Risk”:
Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
(4) Under the heading “Additional Information Regarding Investment Strategies and Risks –  International Contrarian Value Fund” in the above referenced Statutory Prospectus, the third and fourth sentences in the first paragraph are deleted in their entirety and replaced with the following:
In addition, the Fund may use options, future contracts, participatory notes (“P-Notes”), non-standard warrants, and other derivatives instruments in pursuing its principal investment strategies.
(5) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the “X” next to each of “Derivatives Risk” and “Forward Currency Contracts Risk” for International Contrarian Value Fund is replaced with a “✓.”
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7665
April 2024